UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2023

WEJO GROUP LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-41091	98-1611674
(State or Other Jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

Canon’s Court
22 Victoria Street
Hamilton	Bermuda	HM12
(Address of Principal Executive Offices)		(Zip Code)
+44 8002 343065
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common Share, par value $0.001 per share	WEJO	The NASDAQ Stock Market LLC

Warrants, each whole warrant exercisable for one share of common shares at an exercise price of $11.50	WEJOW	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

On May 30, 2023, Wejo Limited, an indirect, wholly-owned subsidiary of Wejo Group Limited (the “Company”), filed a notice of intention to appoint an administrator (the “Notice of Intent”) in the High Court of Justice Business and Property Courts in Manchester (the “UK Court”) in accordance with the requirements of Paragraphs 26 and 27(2) of Schedule B1 to the Insolvency Act 1986 and rule 3.23 of the Insolvency (England and Wales) Rules 2016. The Notice of Intent discloses the Company’s intention to appoint Andrew Poxon and Hilary Pascoe of Leonard Curtis Recovery Limited as administrators of Wejo Limited.

The Company is evaluating whether it will file ancillary insolvency proceedings for the Company and its other subsidiaries in other jurisdictions, including in the United States, in due course.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance
Sheet Arrangement

The filing of the Notice of Intent constitutes an event of default that accelerated the Company’s obligations under (i) the Secured Loan Notes issued under that certain Loan Note Instrument, dated April 21, 2021, by and among Wejo Limited and Securis Investment Partners LLP, as security agent; (ii) Secured Convertible Note issued under that certain Securities Purchase Agreement, dated December 16, 2022, by and between the Company and General Motors Holdings LLC; (iii) Second Lien Note issued under that certain Securities Purchase Agreement, dated February 27, 2023, by and between the Company and Esousa Holdings LLC; and (iv) that certain Unsecured Note, dated March 21, 2023, issued by the Company in favor of Tim Lee.

As of the date of the Notice of Intent, the Company had the following amounts outstanding under each such note issuance: (i) approximately $42.6 million in principal and unpaid interest through April 2024 in the aggregate under the Secured Loan Notes; (ii) approximately $10.5 million in principal and interest through December 2023 in the aggregate under the Secured Convertible Notes; (iii) approximately $3.57 million in principal, interest and extension fees in the aggregate under the Second Lien Note, and (iv) $2.2 million in principal and redemption premium in the aggregate under the Unsecured Note.

Item 7.01 Regulation FD Disclosure.

The Company expects to receive a notice from The Nasdaq Stock Market (“Nasdaq”) that the Company’s common shares and warrants (collectively, the “Public Securities”) are no longer suitable for listing pursuant to Nasdaq Listing Rule 5110(b) as a result of the Notice of Intent. If the Company receives such notice, the Company does not intend to appeal Nasdaq’s determination and, therefore, it is expected that its Public Securities will be delisted. The delisting of the Public Securities would not affect the Company’s operations or business and does not presently change its reporting requirements under the rules of the Securities and Exchange Commission (the “SEC”).

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this communication are forward-looking statements. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “opportunity,” “plan,” “potential,” “project,” “representative of,” “scales,” “should,” “strategy,” “valuation,” “will,” “will be,” “will continue,” “will likely result,” “would,” and similar expressions (or the negative versions of such words or expressions). Forward-looking statements are based on current assumptions, estimates, expectations, and projections of the Company’s management and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, but not limited to: (i) Wejo Limited’s filing of a Notice of Intent with the UK Court; (ii) the appointment of administrators over the affairs of Wejo Limited; (iii) any further insolvency-related proceedings that may be filed by the Company or its subsidiaries; (iv) the Company’s ability to obtain approval from the UK Court with respect to motions or other requests made to the UK Court throughout the course of the UK insolvency proceedings; (v) the ability to maintain the listing of the Company’s Public Securities on the Nasdaq; (vi) the Public Securities’ potential liquidity and trading; (vii) the Company’s ability to continue as a going concern; and (viii) the Company’s ability to successfully implement cost-reduction initiatives.

The foregoing list of factors that may affect the business, financial condition or operating results of the Company is not exhaustive. Additional factors are set forth in its filings with the SEC, and further information concerning the Company may emerge from time to time. In particular, you should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s (i) Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC April 3, 2023, (ii) Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 22, 2023, and (iii) other documents filed or to be filed by the Company with the SEC. There may be additional risks that the Company does not presently know or that it currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Readers are urged to consider these factors carefully in evaluating these forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Dated: May 30, 2023

Wejo Group Limited

By:	/s/ John T. Maxwell
John T. Maxwell
Chief Financial Officer and Director